SUPPLEMENT DATED MARCH 7, 2024 TO
THE PROSPECTUS DATED SEPTEMBER 1, 2023 AND THE
CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus and the current Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding VanEck Intermediate Muni ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, Van Eck Associates Corporation, the investment adviser to the VanEck Intermediate Muni ETF, has agreed to lower the unitary management fee rate for the Fund from 0.24% to 0.18%.

Accordingly, the Fund’s Prospectus is supplemented as follows:

The “Annual Fund Operating Expenses” and “Expense Example” tables (including the related footnotes) as included under the Fund’s “Summary Information” section of the Prospectus are hereby deleted and replaced with the following:

VANECK INTERMEDIATE MUNI ETF

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.18%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.18%

(a) Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2025.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$18
3	$58
5	$101
10	$230

The “Management of the Funds-Investment Adviser” section of the Prospectus is hereby deleted and replaced with the following:

Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to VanEck CEF Muni Income ETF, VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF, and VanEck Short Muni ETF (the “Municipal Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of each Fund. As of December 31, 2023, the Adviser managed approximately $89.47 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Municipal Investment Management Agreement in 2024 for each Fund will be available in the Trust’s annual report for the period ending April 30, 2024 or the Trust's semi-annual report for the period ending October 31, 2024. A discussion regarding the Board of Trustees’ approval of the Municipal Investment Management Agreement in 2023 for each Fund is available in the Trust’s semi-annual report for the period ended October 31, 2023.
Pursuant to the Municipal Investment Management Agreement, the Adviser is responsible for all expenses of VanEck CEF Muni Income ETF, VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Municipal Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each Fund, each Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.40% (with respect to VanEck CEF Muni Income ETF), 0.32% (with respect to VanEck High Yield Muni ETF), 0.35% (with respect to VanEck Short High Yield Muni ETF), 0.24% (with respect to VanEck HIP Sustainable Muni ETF and VanEck Long Muni ETF), 0.18% (with respect to VanEck Intermediate Muni ETF), and 0.07% (with respect to VanEck Short Muni ETF) of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) the Securities and Exchange Commission and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least September 1, 2025 with respect to VanEck Intermediate Muni ETF and until at least September 1, 2024 with respect to each other Fund.
Prior to March 7, 2024, for its services to the VanEck Intermediate Muni ETF, the Fund paid the Adviser an annual unitary management fee equal to 0.24%, of its average daily net assets.

Additionally, the section entitled “Management” in the SAI with respect to the Fund is hereby supplemented as follows:

Effective March 7, 2024, VEAC, the investment adviser to the VanEck Intermediate Muni ETF has agreed to lower the unitary management fee rate for the Fund from 0.24% to 0.18%. Under the VEAC Investment Management Agreement for VanEck Intermediate Muni ETF, VEAC is responsible for all expenses of VanEck Intermediate Muni ETF, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2025.

Please retain this supplement for future reference.